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PROSPECTUS SUPPLEMENT


NORTHERN FUNDS -- MONEY MARKET FUNDS

SUPPLEMENT DATED SEPTEMBER 23, 2002 TO PROSPECTUS DATED JULY 31, 2002


THE FOLLOWING REPLACES THE SECOND PARAGRAPH UNDER "FUND MANAGEMENT" ON PAGE 22 OF THE PROSPECTUS:

The management team leader for the U.S. GOVERNMENT MONEY MARKET FUND and the U.S. GOVERNMENT SELECT MONEY MARKET FUND is Mary Ann Flynn, Second Vice President of Northern Trust. Ms. Flynn has had such responsibility since September 2002. Ms. Flynn joined Northern Trust in 1969 and during the past five years has managed taxable short-term investment portfolios for individuals and funds.

THE FOLLOWING REPLACES THE THIRD PARAGRAPH UNDER "FUND MANAGEMENT" ON PAGE 22 OF THE PROSPECTUS:

The management team leader for the MONEY MARKET FUND is Brian E. Andersen, Second Vice President of Northern Trust. Mr. Andersen has had such responsibility since September 2002. Mr. Andersen joined Northern Trust in 1999. From 1993 to 1999, he was a trader analyst with the Federal Reserve Bank of New York.

THE FOLLOWING REPLACES THE THREE PARAGRAPHS UNDER "SECURITIES LENDING" ON PAGE 41 OF THE PROSPECTUS:

SECURITIES LENDING. In order to generate additional income, the Money Market Fund and U.S. Government Money Market Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.

INVESTMENT STRATEGY. Securities lending may represent no more than one-third the value of a Fund's total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in short-term instruments, either directly or indirectly through other money market funds. Such investments may include any instruments that may be purchased by the Money Market Fund. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Fund's investments in particular types of securities.

SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligations to return the securities. In this event, a Fund could experience delays in recovering its securities and may possibly incur a capital loss. A Fund may also incur a loss in reinvesting the cash collateral it receives. Additionally, the amount of income to shareholders that is taxable at the state level may increase as a result of a Fund's securities lending activities. Any state tax-exempt interest paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid by the borrower of the securities to the Fund will not be deemed to be dividends exempt from state taxes, but is likely to be deemed taxable income to shareholders.

[NORTHERN FUNDS(SM) MANAGED BY NORTHERN TRUST LOGO]

50 South LaSalle Street
P.O. Box 75986
Chicago, Illinois 60675-5986
800/595-9111
northernfunds.com
                                                             524296 MM SPT 9/02
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PROSPECTUS SUPPLEMENT


NORTHERN FUNDS -- FIXED INCOME FUNDS

Supplement dated September 23, 2002 To Prospectus dated July 31, 2002

THE FOLLOWING REPLACES THE SECOND PARAGRAPH UNDER "FUND MANAGEMENT" ON PAGE 42 OF THE PROSPECTUS:

The management team leaders for the FIXED INCOME FUND are Glenn T. Migliozzi, Senior Vice President of Northern Trust, and Eric Misenheimer, Vice President of Northern Trust. They have had such responsibility since September 2002. Mr. Migliozzi joined Northern Trust in April 2002. Prior thereto and beginning in 1995, he was with Fleet Investment Advisors where he was the Director of Fixed Income responsible for $45 billion in fixed income assets held in retail mutual funds, institutional accounts, trust accounts and separate accounts. Mr. Misenheimer joined Northern Trust in 1999. From April 1998 to May 1999, Mr. Misenheimer was with Stein Roe & Farnham Incorporated where he had been a senior research analyst and assisted with portfolio management of various high yield bond portfolios. From 1993 to 1998, he was a research analyst with Falcon Asset Management.

THE FOLLOWING REPLACES THE FOURTH PARAGRAPH UNDER "FUND MANAGEMENT" ON PAGE 42 OF THE PROSPECTUS:

The management team leader for the GLOBAL FIXED INCOME FUND is Wayne G. Bowers, Vice President of Northern Trust. Mr. Bowers has had such responsibility since September 2002. Mr. Bowers joined Northern Trust in 1999. From 1995 to 1999, he was a proprietary trader with ABN AMRO London.

THE FOLLOWING REPLACES THE FIFTH PARAGRAPH UNDER "FUND MANAGEMENT" ON PAGE 42 OF THE PROSPECTUS:

The management team leader for the HIGH YIELD FIXED INCOME FUND is Eric Misenheimer. He has had such responsibility since July 1999.

THE FOLLOWING REPLACES THE EIGHTH PARAGRAPH UNDER "FUND MANAGEMENT" ON PAGE 42 OF THE PROSPECTUS:

The management team leaders for the SHORT-INTERMEDIATE U.S. GOVERNMENT FUND are Colin A. Robertson, Senior Vice President of Northern Trust, and Deborah Boyer, Vice President of Northern Trust. Mr. Robertson has had such responsibility since September 2002. He joined Northern Trust in 1999. From 1996 to 1999, he was with Mellon Financial Corporation where he was responsible for the management of securities lending cash collateral portfolios. Ms. Boyer has had such responsibility since November 2000. Ms. Boyer joined Northern Trust in 2000. From 1996 to 2000, she was a portfolio manager at T. Rowe Price where she managed various taxable fixed income portfolios.

THE FOLLOWING REPLACES THE TENTH PARAGRAPH UNDER "FUND MANAGEMENT" ON PAGE 42 OF THE PROSPECTUS:

The management team leaders for the U.S. GOVERNMENT FUND are Colin A. Robertson and Deborah Boyer. Mr. Robertson has had such responsibility since September 2002, and Ms. Boyer has had such responsibility since November 2000.

THE FOLLOWING REPLACES THE THREE PARAGRAPHS UNDER "SECURITIES LENDING" ON PAGES 68 AND 69 OF THE PROSPECTUS:

SECURITIES LENDING. In order to generate additional income, the Funds (other than the Tax-Exempt Funds) may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.

INVESTMENT STRATEGY. Securities lending may represent no more than one-third the value of a Fund's total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in a variety of short-term instruments, either directly or indirectly through money market funds. Such instruments are not limited to U.S. government securities and may include short-term obligations of banks and other corporations. Loan collateral (including any investment of the collaterNorthern Funds Prospectusal) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Fund's investments in particular types of securities.

NORTHERN FUNDS PROSPECTUS
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SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligations to return the securities. In this event, a Fund could experience delays in recovering its securities and may possibly incur a capital loss. A Fund may also incur a loss in reinvesting the cash collateral it receives. Additionally, the amount of income to shareholders that is taxable at the state level may increase as a result of a Fund's securities lending activities. Any state tax-exempt interest paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid by the borrower of the securities to the Fund will not be deemed to be dividends exempt from state taxes, but is likely to be deemed taxable income to shareholders.


[NORTHERN FUNDS(SM) MANAGED BY NORTHERN TRUST LOGO]

50 South LaSalle Street
P.O. Box 75986
Chicago, Illinois 60675-5986
800/595-9111
northernfunds.com

                                                            524294 FIX SPT 9/02